Exhibit 99.1
All numbers reported in thousands (000).

                         United States Bankruptcy Court
                              District of Delaware

In re:  Uniroyal Technology Corporation               Case No.  02-12471
        Consolidation                                 Reporting Period:  Apr 03

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                              Form No.  Document  Explanation
                                                          Attached   Attached
Schedule of Cash Receipts and Disbursements     MOR-1        X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                       MOR-1        X
  Copies of bank statements                                  X
  Cash disbursements journals
Statement of Operations                         MOR-2        X
Balance Sheet                                   MOR-3        X
Status of Post Petition Taxes                   MOR-4        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts           MOR-4        X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging    MOR-5        X
Debtor Questionnaire                            MOR-5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------            ------------------------
Signature of Debtor                              Date

-------------------------------------            ------------------------
Signature of Joint Debtor                        Date

-------------------------------------            ------------------------
Signature of Authroized Individual*              Date

-------------------------------------            ------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation                 Case No.  02-12471
Consolidation
Debtor                                                Reporting Period:  Apr 03

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                  CURRENT MONTH            CUMULATIVE TO DATE
                               ACTUAL    PROJECTED       ACTUAL       PROJECTED
CASH BEGINNING OF MONTH         1,714            0          645               0

Receipts
Cash Sales                          0            0            0               0
Accounts Receivable             2,869        3,016       26,832          28,563
Loans and Advances               -198            0       13,398               0
Medical                            31            0          149               0
Sale of Assets                     85           85        6,646           7,252
Other (Attach List)               219            0          499               0
Transfers (From DIP Accts)      8,550            0       71,747               0

Total Receipts                 11,556        3,101      119,271          35,815

Disbursements
Payroll and Taxes                 785        1,107       10,742          10,580
Inventory Purchases             1,532        1,215       13,185          13,727
Medical                           211          261        1,741           1,999
Sales, Use & Other Taxes            1            0           23             330
Secured/Rental/Leases              96          118          749             441
Utilities                         251          150        1,295           1,309
Insurance                         113          145        1,436           1,702
Repairs & Maintenance              19           12          161             466
Outside Services                  103           54        1,335           1,123
Administrative                     38           68          394             681
Selling                            41           40          405             515
Other (Attach List)               389            8          666             657

Change in Other                   416            0         -229               0
Transfers (To DIP Accts)        8,417            0       85,448               0

Professional Fees                  53            0        1,709           2,866
US Trustee Quarterly Fees           0            0           51               0
Court Costs                         0            0            0               0

Total Disbursements            12,465        3,178      119,111          36,396

Net Cash Flow                    -909          -77          160            -581

CASH END OF MONTH                 805                       805

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                     $12,465
Less: Transfers to Debtor in Possession Accounts                         $8,417
Plus: Estate disbursements made by outside sources
      (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES          $4,048

In      Consolidated
re____________________________             Case No.
Debtor                                     Reporting Period:           Apr 2003

                            STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                                  Cumulative
REVENUES                                             Month      Filing to Date
Gross Revenues                                       2,658           25,932
Less: Returns and allowances                            27               35
Net Revenue                                          2,631           25,897

COST OF GOODS SOLD
Beginning Inventory                                      0                0
Add: Purchases                                           0                0
Add: Cost of Labor                                       0                0
Add: Other Costs (attach schedule)                   2,326           23,602
Less: Ending Inventory                                   0                0
Cost of Goods Sold                                   2,326           23,602
Gross Profit                                           305            2,295

OPERATING EXPENSES
Marketing                                               10              179
Bad Debts                                              240              240
Contributions                                            0               45
Employee Training & Relocation                           0               17
Insider Compensation*                                    0                0
Insurance                                               76              740
Corporate Services                                       0                0
Office Expense                                          -2               69
Repairs and Maintenance                                 18               48
Rent and Lease Expense                                  12              262
Salaries/Commissions/Fees                              351            3,309
Supplies                                                 3               21
Outside Services                                        67              577
Taxes - Real Estate & Property                           9               89
Taxes - Other                                            0               -5
Travel and Entertainment                                36              331
Utilities                                               28              247
Other (attach schedule)                                 30              171
Total Operating Expenses Before Depreciation           878            6,340

Depreciation/Depletion/Amortization                    737            6,823
Net Profit (Loss) Before Other Income & Expenses    -1,310          -10,868

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                         285            5,837
Interest Expense                                       129              765
Other Expense (attach schedule)                        354            4,284
Net Profit (Loss) Before Reorganization Items       -1,508          -10,080

REORGANIZATION ITEMS
Professional Fees                                        0                0
U.S. Trustee Quarterly Fees                              0                0
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                    0                0
Gain (Loss) from Sale of Equipment                       0                0
Other Reorganization Expenses (attach schedule)        440            3,335
Total Reorganization Expenses                          440            3,335

Income Taxes                                           -70             -336
Net Profit (Loss)                                   -1,878          -13,079

In Re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Apr 03

                            STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month      Filing to Date

Other Costs
Variable Cost Of Goods Sold                          1,669           16,040
Direct Manufacturing Period                            581            6,342
R & D                                                   76            1,220

Total                                                2,326           23,602

Other Operational Expenses
Bank & Loan Charges                                     13              138
Royalty Expense                                          1                7
Discounts Lost                                           2               11
Rounding                                                14               15

Total                                                   30              171

Other Income
Administration Fees                                      2              235
Medical Expense Clearing                               192            1,597
Gain On Fixed Assets                                     0               -5
Gain On Sale Of Sterling Semiconductor, Inc             43            3,963
Misc Income                                             48               47

Total                                                  285            5,837

Other Expenses
Idle Facility Cost                                      52              760
Loss On Fixed Assets                                     0            2,014
Retiree Medical                                        -48               94
Medical Expense Clearing                               192            1,266
Lease Expense                                          160              160
Misc Expense                                            -2              -10

Total                                                  354            4,284

Other Reoganization Expenses
Legal                                                  206            1,701
Financial Advisors                                      75              590
Auditors & Admin                                        14              128
Public Relations                                         0              -12
Committees Fees                                        144              854
Other                                                    1               74

Total                                                  440            3,335

In re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Apr 03

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS                                         Book Value at        Book Value
                                               End of Current       on Petition
                                               Reporting Month         Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                    805                645
Restricted Cash and Cash Equivalents
  (see continuation sheet)                             0                  0
Accounts Receivable, Net                           4,622              4,880
Notes Receivable                                       0                  0
Inventories                                        9,180             10,130
Prepaid Expenses                                   1,939              1,725
Professional Retainers                                 0                  0
Other Current Assets (attach schedule)               178                395
TOTAL CURRENT ASSETS                              16,724             17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                     4,963              5,622
Machinery and Equipment                           56,488             66,984
Furniture, Fixtures and Office Equipment           5,345              6,082
Leasehold Improvements                            10,515             13,778
Vehicles                                              13                 13
Constrution In Process                               986              1,802
Less: Accumulated Depreciation                    36,617             36,065
TOTAL PROPERTY AND EQUIPMENT                      41,693             58,216

OTHER ASSETS
Loans to Insiders*                                     0                  0
Other Assets (attach schedule)                    15,753             17,473

TOTAL ASSETS                                      74,170             93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                   4,288              2,756
Taxes Payable (Refer to FORM MOR-4)                1,037              1,108
Wages Payable                                      1,698              1,870
Debt - Secured                                     5,713              6,643
Accrued Benefits & Withholdings                      782              1,238
Retiree Medical                                    5,644              5,704
Professional Fees                                  1,277                  5
Amounts Due to Insiders*                               0                  0
InterCompany                                           0                  0
Other Postpetition Liabilities (attach schedule)     964              1,414
TOTAL POSTPETITION LIABILITIES                    21,403             20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                           0                  0
Priority Debt                                          0                  0
Unsecured Debt                                    56,350             63,249
TOTAL PREPETITION LIABILITIES                     56,350             63,249

TOTAL LIABILITIES                                 77,753             83,987

SHAREHOLDERS' EQUITY
Capital Stock                                        327                327
Additional Paid-in-Capital                       112,291            112,291
Partners' Capital Account                              0                  0
Owner's Equity Account                                 0                  0
Retained Earnings - Pre-petition                 -65,787            -65,787
Retained Earnings - Post-petition                -13,060                  0
Adjustments to Shareholders' Equity (attach
  schedule)                                      -37,354            -37,354
Postpetition Contributions (Distributions)
  /(Draws) (attach schedule)                           0                  0
Net Shareholders' Equity                          -3,583              9,477

Total Liabilities and Shareholders' Equity        74,170             93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                                   Case No.
Debtor                                                 Reporting Period: Apr 03

                                 BALANCE SHEET
                               Continuation Sheet

                                               Book Value at        Book Value
                                               End of Curent        on Petition
ASSETS                                         Reporting Month         Date

Other Current Assets
Other Current Receivables                            178                395
Securities Owned                                       0                  0
Current Deferred Tax Asset                             0                  0
Other Current Assets                                   0                  0

Total                                                178                395

Other Assets
Investment In Affiliates                               0                  0
L/T Receivables                                        0                  0
L/T Investments                                        0              1,010
Patents / Trademarks / Goodwill                   14,265             14,392
Loan Costs                                           204                  1
L/T Deferred Tax Asset                                 0                  0
Other L/T Assets                                   1,284              2,070

Total                                             15,753             17,473

                                               Book Value at        Book Value
                                               End of Curent        on Petition
LIABILITIES AND SHAREHOLDERS' EQUITY           Reporting Month         Date
Other Postpetition Liabilities
Accrued Interest                                      33                 26
Accrued EPA                                            0                  0
Accrued Repl. & Adj.                                   0                  0
Accrued Other Expenses                               412                196
Accrued Longevity                                    229                289
Other Liabilities                                    290                903

Total                                                964              1,414

Adjustments to Shareholders' Equity
Treasury Stock                                   -37,354            -37,354

Postpetition Contribution (Distributions)/(Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                     Case No.
Debtor                                                 Reporting Period: Apr 03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                               Beginning    Amount                                            Ending
                               Tax          Withheld or    Amount      Date    Check No.      Tax
                               Liability    Accrued        Paid        Paid    or EFT         Liability
Federal
  Withholding                       0            0           0                                    0
  FICA-Employee                     0            0           0                                    0
  FICA-Employer                     0            0           0                                    0
  Unemployment                      0            0           0                                    0
  Income                          125          -69           0                                   56
  Other                             0            0           0                                    0
Total Federal Taxes               125          -69           0                                   56
State and Local
  Withholding                       0            0           0                                    0
  Sales                             4            1           0                                    5
  Franchise                        39            5           0                                   44
  Income                           -9           88           0                                   79
  Real Property                     0            0           0                                    0
  Personal Property               799           54           0                                  853
  Other                             0            0           0                                    0
Total State and Local             833          148           0                                  981
Total Taxes                       958           79           0                                1,037

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                               Number of Days Past Due
                                            Current      0-30      31-60      61-90      Over 90      Total
Accounts payable                              2,011       571        441        288           68      3,379
Wages payable                                     0         0          0          0            0          0
Taxes payable                                     0         0          0          0            0          0
Rent/Leases-Building                              0         0          0          0            0          0
Rent/Leases-Equipment                             0         0          0          0            0          0
Secured Debt/Adequate Protection Payments         0         0          0          0            0          0
Professional Fees                                 0         0          0          0            0          0
Amounts Due to Insiders*                          0         0          0          0            0          0
Other A/P Clearings                               0         0          0          0            0          0
Other                                           909         0          0          0            0        909
Total Postpetition Accounts Payable           2,920       571        441        288           68      4,288

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                    Case No.
Debtor                                                 Reporting Period: Apr 03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                       Amount
Total Accounts Receivable at the beginning of the reporting period        5,434
+ Amounts billed during the period.                                       2,687
-Amounts collected during the period.                                     2,790
Total Accounts Receivable at the end of the reporting period              5,331


Accounts Receivable Aging                                                Amount
0-30 days old                                                             3,574
31-60 days old                                                              702
61-90 days old                                                              207
91+ days old                                                                848
Total Accounts Receivable                                                 5,331
Allowance                                                                   599
Other                                                                      -110
Accounts Receivable (Net)                                                 4,622


DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?
   If yes, provide an explanation below.                        Yes

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                     No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                        Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?
   If no, provide an explanation below.                        Yes

Sterling Semiconductor, Inc. was sold to Dow Corning Enterprizes on January 23, 2003.